EXHIBIT 10.10

OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT

, 2007

Amiworld, Inc.

60 East 42nd Street

Suite 1225

New York, NY 10165

Gentlemen:

AMIWORLD, INC., a Nevada corporation (the "Company"), on its own behalf, is offering up to _____________ shares of its Common Stock, par value $.001 per share (the “Shares”) at an offering price of $______ per Share for aggregate subscriptions of up to $____________ (US) to non-US residents. In connection therewith, your offer and my subscription of ($ ) in principal amount for Shares, the undersigned subscriber hereby represents, warrants, covenants and agrees with you that at the time of such offer and subscription and as of the date of this letter:

1.	I am over the age of twenty-one years.

2.	I have read and am familiar with the records of the Company, access to which has been afforded to me and which access has preceded the closing under this Agreement and this subscription to the Shares.

3.

The Shares to be acquired herein are solely for my account and for investment and I have no plan, intention, contract, understanding, agreement or arrangement with any person to sell, assign, pledge, hypothecate or otherwise transfer to any person the Shares, or any portion thereof.

4.

I have sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of investments generally and of this investment in the Shares in particular and am able to bear the economic risk of this investment with the full understanding that I can lose my entire investment.

5.

I am in a position with regard to the Company and its officers and directors which, based upon employment, family relationship and economic bargaining power, has enabled me and continues to enable me to obtain information from the Company and its affairs in order to evaluate the merits and risks of this investment in the Shares. I acknowledge that the Company has made available to me and continues to make available to me the opportunity to ask questions of and receive answers from the directors and executive officers of the Company and other persons acting on their behalf concerning the terms and conditions of the offer to me of the Shares and to obtain any additional information concerning the Company to the extent that the directors, executive officers and others possess such information or can acquire it without unreasonable effort or expense so that I can verify the accuracy of the information given to me at the time of the offer and my subscription to the Shares.

6.

I understand that neither the Shares, nor the sale thereof to me has been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under any state securities laws. I further understand that no registration statement has been filed with the United States Securities and Exchange Commission nor with any other regulatory authority and that, as a result, any benefit which might normally accrue to me by an impartial review of such a registration statement by the Securities and Exchange Commission or other regulatory authority will not be forthcoming. I understand that I cannot sell the Shares unless such sale is registered under the 1933 Act and applicable state securities laws or exemptions from such registration become available. In this connection I understand that the Company has advised the Transfer Agent for the Shares that the securities included in the Shares are "restricted securities" under the 1933 Act and that they may not be transferred by me to any person without the prior consent of the Company, which consent of the Company will require an opinion of my counsel to the effect that, in the event the Shares are not registered under the 1933 Act, any transfer as may be proposed by me must be entitled to an exemption from the registration provisions of the 1933 Act. To this end, I acknowledge that a legend to the following effect will be placed upon the certificate representing the Shares and that the Transfer Agent has been advised of such facts:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE ACT OR IF AN EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

I understand that the foregoing legend on my certificate for the securities included in the Shares limits their value, including their value as collateral.

7.

The subscription made by this Subscription Agreement is subject to acceptance by the Company at its sole discretion, which acceptance shall be evidenced by the Company's signing and delivering to me at the address set forth on the signature page hereof a fully-executed counterpart of this Subscription Agreement. In the event the Company shall reject this subscription, the subscription price for the Shares shall be refunded promptly to me without interest thereon.

8.

You have advised me that the Company is a Nevada corporation which has an authorized capital of 100,000,000 shares of Common Stock, par value $0.001 per share and 25,000,000 shares of Preferred Stock, par value $0.001 per share. As of the date hereof there are 3,663,010 Common Shares of the Company issued and outstanding and no Preferred Shares issued or outstanding. You have further advised me that the subscription for the Shares is part of a private offering of common stock being offered by the Company in accordance with Regulation S and Regulation D, as promulgated under the 1933 Act. This offering is for up to $6,300,000 (6,300,000 Shares) in total gross subscriptions (the "Offering"), undertaken on a "self underwritten, best efforts" basis until the entire Offering is sold. As such, the Company can make no representation as to the amount of subscriptions it may raise as part of the Offering and the failure of the Company to raise all or a significant portion of the aggregate proceeds of the Offering may have a negative impact on the Company's ability to successfully implement its business plan as described hereinbelow. Funds subscribed herein will not be placed in escrow. This means that the Company can use my funds immediately upon acceptance of this subscription, regardless of the amount raised.

11.

You have advised me that the Company is a "development stage" company whose proposed business is to engage in (i) the construction and operation of a Bio-Diesel fuel production plant in Columbia; (ii) acquire a 45% ownership in Great Voyages, Ltd. for the purpose of acquiring tankers to be used for the transportation of oil; (iii) the oil wholesale business in which it will purchase oil in Ecuador and Venezuela and re-sell the oil in Panama; and (iv) developing a financial services business.  Its principal component will be the setup and operation of a virtual bank chartered by the State of Maine. You have advised that these proposed operations are speculative in nature and that there can be no assurances the Company’s efforts to establish these businesses as viable enterprises will be successful.

12.	In addition to those representations and warranties included above, I hereby represent and warrant to the Company:

(i) If a corporation, the undersigned is not organized under the laws of the United States, and was not formed by a United States person (as defined by Rule 902 of Regulation S), for the purpose of investing in securities not registered under the 1933 Act;

(ii) At the time the offer to purchase the Shares was originated, the undersigned was outside the United States;

(iii) No offer to purchase the Shares was made in the United States.

(iv) The undersigned is not listed in the Annex to the Executive Order No. 13224 of September 23, 2001 – Blocking Property and Prohibiting Transactions With Persons who Commit, Threaten to Commit or Support Terrorism (the “Executive

Order”) or is otherwise subject to the provisions of the Executive Order; (2) is not listed on the “Specially Designated Nationals and Blocked Persons” list maintained by the Office of Foreign Assets Control (“OFAC”) of the United States Department of the Treasury, as updated or amended from time to time, or any similar list issued by OFAC; and (3) does not have any property blocked, or subject to seizure, forfeiture or confiscation, by any order relating to terrorism or money laundering issued by the President, Attorney General, Secretary of State, Secretary of Defense, Secretary of the Treasury or any other U.S. State or Federal governmental official or entity (in any case, a “Restricted Party”).

(v) The funds used by the Investor exclude any funds received or derived from a Restricted Party or from any person or entity involved in the violation of any U.S. State or Federal law relating to terrorism, including, without limitation: (1) the Executive Order; (2) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56; and (3) the Money Laundering Control Act of 1986, Public Law 99-570.

Very truly yours,

________________________________________

(signature)

________________________________________

(print name in full)

Address to which correspondence

should be sent:

________________________________________

(street address)

________________________________________

(city, state, zip)

_________________________

Social Security No.

CHECKS SHOULD BE MADE PAYABLE TO: "AMIWORLD, INC."

ACCEPTANCE

THE FOREGOING SUBSCRIPTION AGREEMENT IS ACCEPTED BY:

Amiworld, Inc.
a Nevada corporation

By:_________________________________
Title:_______________________________
Date: _________________, 200__